UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          May 8, 2024

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California	94945
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code:        (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HNNA	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HNNAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.         Results of Operations and Financial Condition

On May 8, 2024, Hennessy Advisors, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated by reference herein.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of May 8, 2024, the Board of Directors adopted the Sixth Amended and Restated Bylaws of the Company (the “Bylaws”). The amendments were made to (1) update and expand the procedural and informational requirements for director nominations and other proposals submitted by shareholders under the Company’s “advance notice” provisions, including updates to reflect the adoption of “universal proxy” rules by the Securities and Exchange Commission as set forth in Rule 14a‑19 under the Securities Exchange Act of 1934, as amended, (2) conform to recent revisions to the California Corporations Code with respect to participating in a Board meeting through electronic communication methods, and (3) make other minor clerical edits.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 7.01.         Regulation FD Disclosure

On May 8, 2024, the Company issued a press release announcing that it had declared a cash dividend of $0.1375 per share on its common stock. The cash dividend is payable June 5, 2024, to shareholders of record at the close of business on May 22, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit	Description

3.1	Sixth Amended and Restated Bylaws of Hennessy Advisors, Inc.

99.1	Press release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

May 8, 2024	By:	/s/ Teresa M. Nilsen
Teresa M. Nilsen
President

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